THOMPSON COBURN LLP
One US Bank Plaza
St. Louis, MO  63101
(314) 552-6295

May 27, 2010

EDGAR  CORRESPONDENCE

Linda B. Stirling, Esq.
U.S. Securities and Exchange Commission
450 5th Street, NW, 5-6
Washington, DC  20549

Re:  Unified Series Trust (SEC File Nos. 811-21237 and 333-100654)

Dear Ms. Stirling:

We are enclosing Post-Effective Amendment No. 143 to the registration statement on Form N-1A of Unified Series Trust in respect of  its series Dean Large Cap Value Fund and Dean Small Cap Value Fund (each a “Fund”).

The primary purpose of this filing is to add a new Summary Prospectus for each Fund, to provide additional disclosure in the SAI regarding the Funds’ investments and risk considerations and to add additional disclosure required by SEC Release No. IC-29092. All other sections contain information substantially similar to the currently effective prospectus and SAI for the applicable Fund.

We will submit a 485(b) filing for each Fund marked to show revisions made in response to the Staff’s comments and to include audited financial highlights, annual performance information and other necessary information.  Each Fund’s new prospectus is due by August 1, 2010.  We would greatly appreciate your assistance in meeting this deadline.

We look forward to receiving your comments. If you have any questions, please contact me at (314) 552-6295.

Sincerely,

THOMPSON COBURN LLP

By:  /s/ Dee Anne Sjögren